UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2006
Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026
(State or other jurisdiction of (Commission File Number) (IRS Employer Identification
incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

As more fully discussed below in Item 4.02(a), on December 1, 2006, Cyanotech Corporation (“Cyanotech Corporation” or the “Company”) issued a news release, attached hereto as Exhibit 99.1, announcing that based on the current findings of its previously announced accounting review and actions by the Audit Committee and Board of Directors of the Company on November 28, 2006, and with the concurrence of the Company’s independent registered public accounting firm, KPMG LLP, it has determined to restate certain of its previously issued financial statements. The financial statements expected to be restated are the consolidated balance sheets as of March 31, 2006 and 2005 and the consolidated statements of operations, stockholders’ equity and comprehensive income (loss), and cash flows for each of the years in the three year period ended March 31, 2006. These financial statements, as filed, contain errors and should therefore not be relied upon. The related audit reports of KPMG LLP with respect to those financial statements should also no longer be relied upon.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On December 1, 2006, the Company issued a news release, attached hereto as Exhibit 99.1, announcing that based on the current findings of its previously announced accounting review and actions by the Audit Committee and Board of Directors of the Company on November 28, 2006, and with the concurrence of the Company’s independent registered public accounting firm, KPMG LLP, it has determined to restate certain of its previously issued financial statements. The restatement will include amounts correcting the Company’s results for historical treatment of certain inventory related costs. Additionally, the Company has identified certain minor out of period items relating to recording Hawaii state tax credits and accruing interest which will also be recorded in the appropriate periods in the restated consolidated financial statements. Further, the Company will also reclassify certain certificates of deposit from cash to investments in conjunction with the restatement.

The consolidated financial statements expected to be restated are as of March 31, 2006 and 2005 and each of the years in the three year period ended March 31, 2006 and the Company’s unaudited quarterly financial statements during these years. The Company said that these consolidated financial statements, as filed, contain errors and should therefore not be relied upon. The related auditor reports of KPMG LLP with respect to these consolidated financial statements should also no longer be relied upon.

The Company said that following completion of its work and that of its independent registered public accounting firm, restatement of the Company’s financial results will be effected as soon as practicable by the filing of a Form 10-K/A. The Form 10-K/A will replace the Company’s previously filed Form 10-K for the year ending March 31, 2006 including prior period information referred to in the originally filed Form 10-K.

As previously announced and disclosed in the Company’s Form 12b-25 (NT 10-Q) filed on August 8, 2006, the accounting review was initiated to address a matter involving the Registrant’s historical treatment of certain inventory related costs.  The Company later announced, by news release and the filing of a Form 8-K on August 21, 2006, that this accounting review was continuing due to the technical nature of the matter. The Company confirmed today that the accounting review has identified errors in the application of certain accounting practices and procedures related to accounting for certain fixed costs such as portions of depreciation, general insurance, and minor compensation costs which are typically included in the valuation of inventory. In addition, the Company has identified certain minor out of period items relating to recording Hawaii state tax credits and accruing interest which will also be recorded in the appropriate periods in the restated consolidated financial statements. Further, the Company will also reclassify certain certificates of deposit from cash to investments in conjunction with the restatement.

The Company identified the matter during the ordinary course of reviewing the Company’s financial results for the first quarter of fiscal year 2007. This was in conjunction with the Company’s previously disclosed intent to adopt Statement of Financial Accounting Standards No. 151 for the first quarter of fiscal year 2007.

Based on the foregoing information, Cyanotech’s chief executive officer and chief financial officer have concluded that, as of March 31, 2006, certain disclosure controls and procedures were not effective because of material weaknesses in internal control. The preliminary weaknesses identified indicated that the Company: (1) did not define, apply and document our inventory accounting policy and procedures to assure full compliance with generally  accepted accounting principles (GAAP); and (2) did not adequately hire or train sufficient qualified inventory accounting personnel with skills commensurate with the Company’s inventory financial reporting and inventory accounting system requirements.

In response to the foregoing and as part of its remediation efforts, management has recommended and the Company’s Audit Committee and Board of Directors have approved and adopted a remediation plan which includes, in summary, that policies and procedures will be designed to ensure full compliance with GAAP, particularly as it applies to inventory accounting, and will address key financial reporting risk elements. In addition, the Company will assure that its resulting disclosures are subject to adequate review and a rigorous vetting process prior to finalizing and releasing financial statements. The Company has and will continue to update its inventory accounting systems and procedures to properly accommodate specific inventoriable fixed costs in accordance with GAAP. Additionally, the Company will continue to identify resources with the critical skills necessary to ensure GAAP is fully complied with. The Company has hired, within the last year, a new chief financial officer and a new corporate controller.

The Company has informed its secured credit facility administrator of its intention to restate its financial statements and of its failure to timely submit its quarterly financial statements for the first and second quarters of fiscal year 2007. The Company also requested and has obtained waiver of debt covenants with which it may not be in compliance as a result of restating previously issued financial statements, and also has obtained waiver as related to untimely submission of its quarterly financial statements for the first and second quarters of fiscal year 2007.

The discussion of the Company’s restated financial results contained in this Current Report on Form 8-K has been prepared by management and represents management’s preliminary assessment of the restatement matters, which have not been audited or reviewed by KPMG LLP. While the Company is not aware of any other accounting issues requiring adjustment to any prior period financial statements, there can be no assurance that the Company or its independent registered public accounting firm will not identify additional accounting issues requiring adjustment as the restatement process is completed.

Item 9.01. Financial Statements and Exhibits.

(d.) Exhibits:

Exhibit Number
99.1

News release, dated December 1, 2006, announcing Cyanotech Corporation’s decision to restate certain financial statements and to announce and call attention to related matters contained in the Company’s Current Report on this Form 8-K dated November 30, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

December 1, 2006	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer and VP Finance &
Administration